UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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FuelCell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 8, 2021. FUELCELL ENERGY, INC. www.virtualshareholdermeeting.com/FCEL2021. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY proxy materials and voting instructions. D32890-P49429 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: February 12, 2021 Date: April 8, 2021 Time: 10:00 AM EDT Location: Meeting live via the Internet-please visit The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/FCEL2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials VIEW MATERIALS & VOTE w SCAN TO How To Vote Please Choose One of the Following Voting Methods D32891-P49429 Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/FCEL2021. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICEPROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of the proxy materials for this meeting and/or future meetings, you must request such materials. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 25, 2021 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below and FOR each of the following proposals:

1. Election of Directors

   Nominees:

   1a. James H. England

   1b. Jason Few

   1c. Chris Groobey

   1d. Matthew F. Hilzinger

   1e. Natica von Althann

2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.'s independent registered public accounting firm for the fiscal year ending October 31, 2021

3. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.'s named executive officers as set forth in the "Executive Compensation" section of the proxy statement

4. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 337,500,000 shares to 500,000,000 shares

5. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended and restated

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D32892-P49429

D32893-P49429